                                                                   Exhibit 3.109

                               STATE OF NEBRASKA

United States of America, )                             Department of State
State of Nebraska         ) ss.                         Lincoln, Nebraska

         I, John A. Gale, Secretary of State of Nebraska do hereby certify;

         the attached is a true and correct copy of Articles of Incorporation as filed in this office on March 10, 1970, and all amendments thereto of

                             U-HAUL CO. OF NEBRASKA

         with its registered office located in LINCOLN, Nebraska.

         In Testimony Whereof,           I have hereunto set my hand and
                                         affixed the Great Seal of the State of
                                         Nebraska on August 6, in the year of
                                         our Lord, two thousand three.

                                         /s/ [ILLEGIBLE]

                                         SECRETARY OF STATE

                            Articles of Incorporation
                                       of
                         U-Haul Co. of Nebraska Lincoln

Filing        20.00
Recording      3.00

perpetual       [ILLEGIBLE]

R.A.
C T Corporation System
1241 N St.
Lincoln 68508

Receipt No. B43039

                         CONSENT TO USE OF SIMILAR NAME

To the Secretary of State
State of Nebraska _

         The undersigned corporation hereby consents to the use of a similar name:

1. The name of the consenting corporation is U-HAUL CO., a corporation organized and existing under the laws of the State of Iowa and qualified in the State of Nebraska

2. The name of the corporation to which this consent is given and which is about to be organized under the laws of this State is:

                             U-HAUL CO. OF NEBRASKA

         IN WITNESS WHEREOF, this corporation has caused this consent to be executed this 23rd day of January, 1970.

                                                  U-HAUL CO.

                                                  By: /s/[ILLEGIBLE]
                                                     ---------------------------
                                                                       President

ATTEST:

 /s/ [ILLEGIBLE]
--------------------------
                 Secretary

STATE OF IOWA            )
                         )    ss.
COUNTY OF POTTAWATTAMIE  )

         Before me, a Notary Public, personally appeared V. Glen Starlin known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 23 day of January, 1970.

                                                           /s/ [ILLEGIBLE]
                                                          ----------------------
                                                            Notary Public

                            ARTICLES OF INCORPORATION

                                       of

                             U-HAUL CO. OF NEBRASKA

         THE UNDERSIGNED, being twenty-one years or older does hereby adopt the following Articles of Incorporation for the purpose of forming a corporation under the laws of the State of Nebraska.

                                    ARTICLE I

             The name of the corporation is U-HAUL CO. OF NEBRASKA.

                                   ARTICLE II

            The period of duration of the corporation is perpetual.

                                   ARTICLE III

         The purpose or purposes for which the corporation is organized are to rent and lease to the general public trailers, semi-trailers, trucks, passenger automobiles and other equipment, tools, machinery, vehicles and property of any and every kind and description, and to purchase or otherwise acquire and operate any facilities useful for the conduct of the business enterprises of this corporation.

         In general, to carry on any other business in connection with the foregoing, and to have and exercise all powers conferred by the laws of the State of Nebraska upon corporations, and to engage in any lawful activity within the purposes for which corporations may be organized under the laws of the State of Nebraska.

                                   ARTICLE IV

         The aggregate number of shares which the corporation shall have authority to issue are two thousand five hundred shares (2,500) of common stock with a par value of Ten ($10.00) Dollars each, or a total capitalization of Twenty Five Thousand ($25,000.00) Dollars.

                                   ARTICLE V

         The corporation will not commence business until the consideration

Page one of three pages
of at least One Thousand ($1,000.00) Dollars has been received for the issuance of shares.

                                   ARTICLE VI

         The address of its registered office shall be c/o C. T. Corporation System, 1241 N Street, Lincoln, Nebraska 68508 and the name of the REGISTERED agent at said address is C. T. Corporation System.

                                   ARTICLE VII

         The initial Board of Directors shall consist of three (3) members, and the initial Board who shall act until the first annual meeting of stockholders and their successors have been elected and qualified are:

             Dennis W. Smith           721 32nd Avenue
                                       Council Bluffs, Iowa 51501
             Richard Murdock           721 32nd Avenue
                                       Council Bluffs, Iowa 51501
             Lester Starlin            721 32nd Avenue
                                       Council Bluffs, Iowa 51501

                                  ARTICLE VIII

         The name and address of each incorporator is as follows:

             David L. Helsten          2727 North Central Avenue
                                       Phoenix, Arizona 85004

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of February, 1970.

                                        /s/ David L. Helsten
                                       -----------------------------------------
                                       David L. Helsten

Page two of three pages

STATE OF ARIZONA      )
                      )ss:
COUNTY OF MARICOPA-   )

         On this 10th Day of February, 1970, before me, a Notary Public for the State of Arizona, personally appeared David L. Helsten, known to me to be the person named in and who executed the foregoing instrument, and who acknowledged that he had executed the same and that the matters therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal this 20th day of February, 1970.

                                       /s/ Helen H. Delamater
                                       -----------------------------------------
                                       Helen H. Delamater
                                       Notary Public for the State of Arizona
                                       Residing at Tempe, Arizona
                                       My Commission expires August 13, 1972

       (NOTARIAL SEAL)

Page three of three pages

                             NOTICE OP INCORPORATION

1.       The name of the corporation is U-HAUL CO. OF NEBRASKA.
2. The address of the initial registered office is 1241 N Street, Lincoln, Nebraska,
3. The general nature of the business to be transacted is to rent trucks and trailers.
4. The capital stock of the corporation shall consist of two thousand five hundred shares (2,500) of common stock with a par value of Ten ($10.00) Dollars each.
5. The existence of the corporation began on March 10, 1970 and shall be perpetual.
6.       The affairs of the corporation shall initially be conducted by three
(3) directors and such officers as the directors from time to time shall appoint.

Apr 17 (Fri)                                                         Apr 3-10-17

                              PROOF OP PUBLICATION

                                    AFFIDAVIT

                    State of Nebraska, Lancaster County, ss:

         Robert L. Gant , being duly sworn, deposes and says that he is an editor and manager of The Daily Reporter, a legal daily newspaper printed, published and of general circulation in the County of Lancaster and State of Nebraska, and that the attached printed notice was published in the said newspaper once each week 3 successive weeks, the first insertion having been on the 3 day of April A. D.,1970, and thereafter on April 10 and 17 1970, and that said newspaper is a legal newspaper under the statutes of the State of Nebraska, The above facts are within my personal knowledge.

                                           /s/ Robert L. Gant
                                          --------------------------------------

                                         Subscribed in my presence and sworn to
                                         before me April 17, 1970
                                          /s/ [ILLEGIBLE]
                                          --------------------------------------
         Printer's Fee $10.00                                      Notary Public

Amendment to Articles of

U-Haul Co. of Nebraska.

changing name to:

Amerco Marketing Co. of Nebraska

Lincoln

Filing 5.00

Recording 1.00

Receipt No. B-59084

                     AMENDMENT OF ARTICLES OF INCORPORATION

                                       OF

                              U-HAUL CO.OF NEBRASKA

                             A NEBRASKA CORPORATION

         WHEREAS, there was issued by the Secretary of State of the State of Nebraska articles of incorporation dated March 10, 1970 to U-HAUL CO. OF NEBRASKA, a Nebraska corporation, and

         WHEREAS, it has now been decided that it is to the best interests of said corporation that its name be amended to "AMERCO MARKETING CO. OF NEBRASKA," and

         WHEREAS, the Board of Directors and stockholders of said corporation have unanimously consented in writing to the adoption of said amendment on August 12, 1970.

         NOW, THEREFORE, the undersigned, being the President and Secretary, respectively, hereby pray that the articles of incorporation of U-HAUL CO. OF NEBRASKA be amended to read as follows:

                  "ARTICLE I. The name of the corporation is AMERCO MARKETING CO. OF NEBRASKA."

         IN WITNESS WHEREOF, the undersigned, as officers of said corporation, have hereunto set their hands and caused the seal of said corporation to be hereunto affixed this 24 day of September, 1970.

                                                    U-HAUL CO. OF NEBRASKA

                                                 by /s/ Dennis W. Smith
                                                    ----------------------------
                                                    Dennis W. Smith, President

         (CORPORATE SEAL)

                                                and /s/ Lester Starlin
                                                    ----------------------------
                                                    Lester Starlin, Secretary

                         CONSENT TO USE OF SIMILAR NAME

To the Secretary of State
State of Nebraska

         The undersigned corporation hereby consents to the use of a similar name:

1. The name of the consenting corporation is AMERCO, a corporation organized and existing under the laws of the State of Arizona.

2. The name of the corporation to which this consent is given and which is about to be organized under the laws of this State is:

         AMERCO MARKETING CO. OF NEBRASKA

         In Witness Whereof, this corporation has caused this consent to be executed this 12 day of August, 1970.

                                              AMERCO, an Arizona corporation

                                          BY: /s/ L. S. Shoen
                                              ----------------------------------
                                              L. S. Shoen - President

STATE OF ARIZONA   )
                   ) ss.
COUNTY OF MARICOPA )

         Before me, a Notary Public, personally appeared L. S. Shoen known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 12th day of August, 1970.

                                              /s/ [ILLEGIBLE]
                                              ----------------------------------
                                              Notary Public

                           NOTICES OF AMENDMENT TO THE
                            ARTICLES OF U-HAUL CO. OF
                                    NEBRASKA

         1. The amendment adopted changes the corporation's name from U-HAUL Co. of Nebraska to AMERCO MARKETING CO. OF NEBRASKA

         2. Said amendment was adopted by the shareholders on August 12, 1970, and filed with the Secretary of State on October 6, 1970.

         3. No change was made in capitalization requirements.

Nov, 7 (Sat)                                                    Oct 24-31, Nov 7

                              PROOF OF PUBLICATION

                                    AFFIDAVIT

                    State of Nebraska, Lancaster County, ss:

         Robert L. Gant, being duly sworn, deposes and says that he is an editor and manager of The Daily Reporter, a legal daily newspaper printed, published and of general circulation in the County of Lancaster and State of Nebraska, and that the attached printed notice was published in the said newspaper once each week 3 successive weeks, (the first insertion having been on the 24 day of October A. D., 1970, and thereafter on October 31 and November 7 1970, October 31 and November 7 1970, and that said newspaper is a legal newspaper under the statutes of the State of Nebraska. The above facts are within my personal knowledge.

                                          /s/ [ILLEGIBLE]
                                          --------------------------------------

                                          Subscribed in my presence and sworn to
                                          before me November 7, 1970

                                          /s/ [ILLEGIBLE]
                                          --------------------------------------
                                          Notary Public

Articles of Amendment to

Amerco Marketing Co. of Nebraska

changing name to:

U-HAUL Co. of Nebraska

         Lincoln

Filing     5.00
Recording  1.00

Receipt No. C18893

                         CONSENT TO USE OF SIMILAR NAME

         The undersigned corporation hereby consents to the use of a similar name:

         1. The name of the consenting corporation is U-HAUL CO. , a corporation organized and existing under the laws of the State of Iowa.

         2. The name of the corporation to which this consent is given and which is about to amend its corporate name is:

                  AMERCO MARKETING CO. OF NEBRASKA

         3. The name the corporation shall adopt by amending its Articles of Incorporation is:

                  U-HAUL CO. OF NEBRASKA

         In Witness Whereof, this corporation has caused this consent to be executed this 28th day of February, 1973

                                       U-HAUL CO., (an) Iowa corporation

                                       By: /s/ Arthur G.
                                           ------------------------------------
                                           Arthur G. Assistant Secretary Seifert

STATE OF ARIZONA      }
                      } ss.
COUNTY OF MARICOPA    )

         Before me, a Notary Public, personally appeared Arthur G. Saifert , known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         In Witness Whereof, I have hereunto set my hand and official seal this 28th Day of February, 1973.

         (SEAL)                        /s/ [ILLEGIBLE]
                                       -----------------------------------------
                                       Notary Public      -     State of Arizona
                                       My commission expires August 13, 1976

                             ARTICLES OF AMENDMENT

                                       OF

                        AMERCO MARKETING CO. OF NEBRASKA

         Pursuant to Nebraska Business Corporation Act, a majority of the shareholders of the corporation entitled to vote thereon adopted the following Articles of Amendment:

         1.       The name of the corporation prior to this amendment is

                  AMERCO MARKETING CO. OF NEBRASKA.

         2. The following amendment of the Articles of Incorporation was adopted by the shareholders on February 21, 1973:

                                   ARTICLE I

                  The name of this corporation is U-HAUL CO. OF NEBRASKA."

         3. The total number of shares which, at time of adoption of amendment, were outstanding was 500; entitled to vote thereon was 500; voted for amendment was 500; voted against amendment was none.

         4. No shares of any class were entitled to vote on such amendment as a class.

         5. The amendment does not provide for an exchange, reclassification or cancellation of issued shares.

         6. The amendment does not effect a change in amount of stated capital.

STATE OF IOWA           )
                        ) ss.
COUNTY OF POTTAWATTAMIE )

         We, the undersigned, herewith execute the foregoing and, being first duly sworn, declare the statements contained therein are true.

/s/ Dennis W. Smith                     and    /s/ Mary Ann Blecher
------------------------------------           ---------------------------------
Dennis W. Smith            President           Mary Ann Blecher        Secretary

         Subscribed and sworn to before me this 5 day of March, 1973.

                                                         [ILLEGIBLE]
                                               ---------------------------------
                                                         Notary Public

                                               My Commission Expires: 9-30-77

                            ARTICLES OF AMENDMENT OF
                             AMERCO MARKETING CO. OF
                                    NEBRASKA

         Pursuant to Nebraska Business Corporation Act, a majority of the shareholders of the corporation entitled to vote thereon adopted the following Articles of Amendment:

         1. The name of the corporation prior to this amendment is AMERCO MARKETING CO. OF NEBRASKA.

         2. The following amendment of the Articles of Incorporation was adopted by the shareholders on February 21, 1973.

                                   "ARTICLE 1

         The name of this corporation is U-HAUL OF NEBRASKA

         3. The total number of shares which, at time of adoption of amendment, were outstanding was 500; entitled to vote thereon was 500; voted for amendment was 500; voted against amendment was none.

         4. No shares of any class were entitled to vote on such amendment as a class.

         5. This amendment does not provide for an exchange, reclassification or cancellation of issued shares.

         6. The amendment does not effect a change in amount of stated capital.

STATE OF IOWA            )
                         ) ss.
COUNTY OF POTTAWATTAMIE  )

         We, the undersigned, herewith execute the foregoing and, being first duly sworn, declare the statements contained therein are true.

Dennis W. Smith, President
        Mary Ann Blecher, Secretary

         Subscribed and sworn to before me this 5 day of March, 1978.

                                                                Marilyn K. Comer
(Seal)                                                             Notary Public

                                                 My commission Expires: 9-30-77.

                              PROOF OF PUBLICATION

                                   AFFIDAVIT

                    STATE OF NEBRASKA, LANCASTER COUNTY, SS:

         Robert L. Gant, being duly sworn, deposes and says that he is an editor and manager of The Daily Reporter, a legal daily newspaper printed, published and of general circulation in the County of Lancaster and State of Nebraska, and that the attached printed notice was published in the said newspaper once each week 3 successive weeks, the first insertion having been on the 21 day of March
A. D., 1973, and thereafter on March 28 and April 4 1973, and that said newspaper is a legal newspaper under the statutes of the State of Nebraska. The above facts are within my personal knowledge.

                                          /s/ [ILLEGIBLE]
                                          --------------------------------------

                                          Subscribed in my presence and sworn to

                                          before me April 4, 1973

                                          /s/ [ILLEGIBLE]
                                          --------------------------------------
Printer's Fee $30.72                                               Notary Public

                                 Change of R.O.

                                       of

                          Several Domestic Corporation

                                    Lincoln

                          Filing                        50.00

R.A.
C T Corporation System
206 S. 13th St., Suite 1500
Lincoln, NE 68508

Receipt No. C-11682

                                    DOMESTIC

              STATEMENT OF CHANGE OF ADDRESS OF REGISTERED OFFICE

         This statement is to serve notice upon the Secretary of State, State of Nebraska, the C T Corporation System has changed the address of the registered office located in Lincoln, Nebraska for the corporations named on the attached list, effective December 27, 1978.

         The address is changed from C T Corporation System, 1241 N Street, Lincoln, Nebraska 68508 to 206 South 13th Street, Suite 1500, Lincoln, Nebraska 68508.

         We further certify that the address of 206 South 13th Street, Suite 1500, shall be in force and effect December 27, 1978.

                                             C T CORPORATION SYSTEM

                                                      /s/ [ILLEGIBLE]
                                             ----------------------------------
                                                       Vice President

                     STATE OF NEBRASKA - SECRETARY OF STATE

                          DOMESTIC CORPORATION ROSTER

                                                                    CITY
            CORPORATION NAME                     FIRST ADDRESS     PAYMENT
[ILLEGIBLE] REGISTERED AGENT                     SECOND ADDRESS   [ILLEGIBLE]
----------- ----------------                    ---------------   -----------
THE COCA-COLA BOTTLING COMPANY OF [ILLEGIBLE]   206 SO. 13TH ST     LINCOLN
         C T CORPORATION SYSTEM                 SUITE 1500                1

THE FLEMING CO OF NEBRASKA INC                  206 SO. 13TH ST     LINCOLN
         C T CORPORATION SYSTEM                 SUITE 1500                1

THE GREAT WESTERN SUGAR COMPANY                 206 SO. 13TH ST     LINCOLN
         C T CORPORATION SYSTEM                 SUITE 1500                1

THE HOUSE OF BAUER CHOCOLATS INC                206 SO. 13TH ST     LINCOLN
         C T CORPORATION SYSTEM                 SUITE 1500                1

THE NEBRASKA NATURAL GAS COMPANY                206 SO. 13TH ST     LINCOLN
         C T CORPORATION SYSTEM                 SUITE 1500                1

THE 25 CORPORATION INC                          206 SO. 13TH ST     LINCOLN
         C T CORPORATION SYSTEM                 SUITE 1500                1

TRAILMOBILE FGC CORP                            206 SO. 13TH ST     LINCOLN
         C T CORPORATION SYSTEM                 SUITE 1500                1

TRAVENOL LABORATORIES INC                       206 SO. 13TH ST     LINCOLN
         C T CORPORATION SYSTEM                 SUITE 1500                1

TRI-CON INDUSTRIES LTD                          206 SO. 13TH ST     LINCOLN
         C T CORPORATION SYSTEM                 SUITE 1500                1

U-HAUL CO OF NEBRASKA                           206 SO. 13TH ST     LINCOLN
         C T CORPORATION SYSTEM                 SUITE 1500                1

UNION PACIFIC LAND RESOURCES CORPORATION        206 SO. 13TH ST     LINCOLN
         C T CORPORATION SYSTEM                 SUITE 1500                1

UNISHOPS M & B OF NEBRASKA INC                  206 SO. 13TH ST     LINCOLN
         C T CORPORATION SYSTEM                 SUITE 1500                1

UNITED RENT-ALL INC                             206 SO. 13TH ST     LINCOLN
         C T CORPORATION SYSTEM                 SUITE 1500                1

UPLAND INDUSTRIES CORPORATION                   206 SO. 13TH ST     LINCOLN
         C T CORPORATION SYSTEM                 SUITE 1500                1

WARPEN REALTY COMPANY                           206 SO. 13TH ST     LINCOLN
         C T CORPORATION SYSTEM                 SUITE 1500                1

WASHINGTON INVENTORY SERVICE OF NEBR INC        206 SO. 13TH ST     LINCOLN
         C T CORPORATION SYSTEM                 SUITE 1500                1

REISS AND NEUMAN SHOE COMPANY OF NEBRASKA       206 SO. 13TH ST     LINCOLN
         C T CORPORATION SYSTEM                 SUITE 1500                1

                       PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 20th day of November, 1988 entered into by U-HAUL CO. OF NEBRASKA, the Surviving Corporation, and MOVERS WORLD OF NEBRASKA, INC. the Absorbed Corporation, both corporations of the State of Nebraska and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of Nebraska, which laws permit such mergers.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location that office is C.T. Corporation System, 206 south 13th Street, Lincoln, Nebraska 68508.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

         (1) All issued and outstanding shares of stock of the Absorbed Constituent Corporation shall be cancelled.

         (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       IV

         The number of shares outstanding and the number of shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ARTICLES OF MERGER as to each corporation was as follows:

                  NUMBER OF            NUMBER OF         NUMBER    NUMBER
COMPANY NAME        SHARES              SHARES           VOTED     VOTED
                 OUTSTANDING        ENTITLED TO VOTE      FOR      AGAINS
------------     -----------        ----------------     ------    ------
U-HAUL  OF
NEBRASKA             500                  500             500        0

MOVERS WORLD OF
NEBRASKA, INC.       500                  500             500        0

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Nebraska, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Nebraska.

                                       VI

         The Surviving Corporation hereby irrevocable appoints The Corporation Company as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P.O. Box 21502, Phoenix, Arizona 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

IN WITNESS WHEREOF the corporate parties hereto execute this AGREEMENT/ARTICLES OF MERGER this 23 day of Nov, 1988.

         Surviving Corporation: U-HAUL OF NEBRASKA

                                a Nebraska corporation

                                By: /s/ Terry Griswold
                                   ----------------------------------------
                                   Terry Griswold, President

Verified

By: /s/ Majorie Messerschmidt
   --------------------------
   Marjorie Messerschmidt
       Secretary

         Absorbed Corporation: MOVERS WORLD OF NERBRASKA, INC.
                               a Nebraska corporation

                               By: /s/ John M. Dodds
                                  ----------------------------------------
                                 John M. Dodds, President

Verified

By: /s/ John A. Lorentz
   ------------------------
   John A. Lorentz,
   Secretary

STATE OF NEBRASKA

COUNTY OF

         On this 26th day of March, 1988, before me the undersigned Notary Public, personally appeared the president of U-Haul Co. of Nebraska, that he is the person who executed this instrument of behalf of said corporation, & acknowledged to me that such corporation executed the same.

                                         /s/ Kendal Kucera
                                        ----------------------------------------
         (NOTARIAL SEAL)                    NOTARY PUBLIC

STATE OF ARIZONA

COUNT OF MARICOPA

         On this 20th day of November, 1988, before me the undersigned Notary Public, personally appeared the President of Movers Wordl of Nebraska, Inc., that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                         /s/ Blanche I. Passolt
                                        ----------------------------------------
         (NOTARIAL SEAL)                    NOTARY PUBLIC

                      PLAN / AGREEMENT / ARTICLES OF MERGER

         This PLAN / AGREEMENT / ARTICLES OF MERGER dated this 5th day of February, 1989, entered into U-Haul Co. of Nebraska, a Nebraska corporation, the surviving corporation and Movers World of Iowa, Inc.., an Iowa corporation, the Absorbed corporation, and together referred to as the constituent Corporations hereby Witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of Nebraska and Iowa which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN /AGREEMENT / ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is C. T. Corporation System, 206 South 13th Street, Lincoln, Nebraska 68508.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of the Constituent Corporation shall be absorbed.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       IV

         The number of shares outstanding and the number os shares entitled to vote upon such PLAN / AGREEMENT / ARTICLES OF MERGER, and the number of shares voted for and against such PLAN / AGREEMENT / ARTICLES OF MERGER, as to each corporation was as follows:

                              NUMBER OF
                  NUMBER OF    SHARES    NUMBER  NUMBER
   COMPANY         SHARES     ENTITLED   VOTED    VOTED
    NAME         OUTSTANDING  TO VOTE     FOR    AGAINST
    ----         -----------  -------     ---    -------
U-HAUL CO.
OF NEBRASKA         500         500       500     -0-

MOVERS WORLD OF
IOWA, INC.          100         100       100     -0-

                                       V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Nebraska and Iowa, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Nebraska and Iowa.

                                       VI

         The Surviving Corporation hereby irrevocable appoints C T Corporation System, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P.O. Box 21502, Phoenix, Arizona, 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                                          Surviving Corporation: U-HAUL CO. OF
                                                            NEBRASKA, a Nebraska
                                                            Corporation

                                          By: /s/ Charles T. Kelly
                                              ----------------------------------
                                              Charles T. Kelly, President

Verified

By: /s/ Marjerie Messerschmidt
    ----------------------------------
    Marjerie Messerschmidt, Secretary

                                Absorbed corporation: MOVERS WORLD OF IOWA, INC.
                                                      An Iowa Corporation

                                  By: /s/ John M. Dodds
                                      ----------------------------------------
                                      John M. Dodds, President

Verified

By: /s/ John A. Lorentz
    ----------------------------------
    John A. Lorentz, Secretary

STATE OF NEBRASKA

COUNTY OF

         On this        day of February, 1989, before me, the undersigned Notary
Public, personally appeared Charles T. Kelly, known to me to be the President of U-Haul Co. of Nebraska, a Nebrasks corporation that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                          /s/ [ILLEGIBLE]
                                          --------------------------------------
                                          NOTARY PUBLIC

         (NOTARY SEAL)

STATE OF ARIZONA

COUNTY OF MARICOPA

         On this        day of February, 1989, before me, the undersigned Notary
Public, personally appeared John A. Lorentz, known to me to be the President of Movers World of Iowa, Inc., corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                          /s/ [ILLEGIBLE]
                                          --------------------------------------
                                          NOTARY PUBLIC

         (NOTARY SEAL)

                      PLAN / AGREEMENT / ARTICLES OF MERGER

         This PLAN / AGREEMENT / ARTICLES OF MERGER dated this 28th day of August, 1989, entered into by U-Haul Co. of Nebraska, a Nebraska corporation, the surviving corporation and Kar-Go Service Center of Council Bluffs, Inc., an Iowa corporation, the Absorbed corporation, and together referred to as the constituent Corporation hereby Witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of Nebraska and Iowa which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN / AGREEMENT / ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is C. T. Corporation System, 206 South 13th Street, Lincoln, Nebraska 68508.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of the Absorbed Corporation shall be cancelled.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Surviving Corporations.

                                       IV

         The number of shares outstanding and the number os shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN AGREEMENT/ARTICLES OF MERGER as to each corporation was as follows:

                                  NUMBER OF
                     NUMBER OF     SHARES    NUMBER  NUMBER
     COMPANY          SHARES      ENTITLED   VOTED    VOTED
       NAME         OUTSTANDING   TO VOTE     FOR    AGAINST
-----------------   -----------   ---------  ------  -------
U-HAUL CO.
OF NEBRASKA                 500         500     500      -0-

KAR-GO SERVICE
CENTER OF COUNCIL         4,000       4,000   4,000      -0-
BLUFFS, INC.

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Nebraska and Iowa, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the Stockholders of the Constituent Corporation in accordance with the requirements of the State of Nebraska and Iowa.

                                       VI

         The Surviving Corporation hereby irrevocable appoints C T Corporation System, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P.O. Box 21502, Phoenix, Arizona, 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                  Surviving Corporation:     U-HAUL CO. OF
                                             NEBRASKA, a Nebraska
                                             Corporation

                  By:   /s/ Charles T. Kelly
                        -----------------------------------
                        Charles T. Kelly, President



Verified

By:  /s/ Marjorie Messerschmidt
     ----------------------------------
     Marjorie Messerschmidt, Secretary

                  Absorbed Corporation:      KAR-GO SERVICE
                                             CENTER OF COUNCIL
                                             BLUFFS, INC., an
                                             Iowa Corporation

Corporation

                  By:  /s/ William F. Hempel,
                       ----------------------------------
                       William F. Hempel, Jr., President

Verified

By:  /s/ James Debarr
     ----------------------------------
     James DeBarr, Secretary

                        CONSENT OF THE SOLE STOCKHOLDER

                                       OF

                  U-HAUL CO. NEBRASKA, A NEBRASKA CORPORATION

                                      AND

                 KAR-GO SERVICE CENTER OF COUNCIL BLUFFS, INC.

                              AN IOWA CORPORATION

         AMERCO, a Nevada corporation, the sole shareholder of the above named corporations, acting through John M. Dodds, on authority of the Executive Management Team, the group designated by the Board of Directors of AMERCO to vote the stock of all of its subsidiaries, hereby consents to and adopts the following:

         RESOLVED: That this corporation, the sole shareholder of U-Haul Co. of Nebraska, Inc., a Nebraska corporation & Kar-Go Service Center of Council Bluffs, Inc., an Iowa corporation, does hereby approve a adopt the Plan of Merger between said corporations, whereby Kar-Go Service Center of Council Bluffs, Inc., an Iowa corporation, shall be absorbed into U-Haul Co. of Nebraska, being the surviving corporation, all in accordance with the Plan of Merger, and be it further.

         RESOLVED: That the Board of Directors and Officers of said merging corporations be and they hereby are, authorized and directed to all further action and to execute all documents they deem necessary or advisable to consummate the said merger and to amend any of the terms of the said Plan of Merger, and further

         BE IT RESOLVED: That the Secretary of each said corporation is hereby authorized to certify as to the Consent of the sole shareholder of the Plan, of Merger, or within the Articles of Merger.

                                                    AMERCO, a Nevada corporation

                                             By:  /s/ John M. Dodds
                                                  ------------------------------
                                                  John M. Dodds

                                 STATE OF IOWA

                        OFFICE OF THE SECRETARY OF STATE

         TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

         I, ELAINE BAXTER, Secretary of State
         of the State of Iowa;
         CUSTODIAN of the records of incorporations;
         DO HEREBY CERTIFY THAT:

         KAR-GO SERVICE CENTER OF COUNCIL BLUFFS, ING., an IOWA corporation,

         filed articles of incorporation on
         July 17, 1969.

         I FURTHER CERTIFY THAT: according to the records in this office the above corporation filed articles of merger on September 6, 1989, merging KAR-GO SERVICE CENTER OP COUNCIL BLUFFS, INC. into U-HAUL CO. OF NEBRASKA, a Nebraska corporation, the survivor.

As the same appear of record in this office.

                                     IN TESTIMONY WHEREOF, There hereunder set
                            my hand and affixed the official seal of the Secretary of State at the Capital, [ILLEGIBLE], this 19th day of September [ILLEGIBLE] nineteen hundred and eighty-nine.

                                             /s/ Elaine Baxter
                                             -----------------------------------
                                                              Secretary of State

                  PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 28th day of August, 1989, entered into by U-Haul Co. of Nebraska, a Nebraska corporation, the surviving corporation and Iowa City Rental Equipment Repair Shop, Inc., an iowa corporation, the Absorbed Corporation, and together referred to as the Constituent Corporations hereby witnesseth that:

The RESPECTIVE Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of Nebraska and Iowa which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is C. T. Corporation System, 206 South 13th Street, Lincoln, Nebraska 68508

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of the Absorbed Corporation shall be cancelled.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE] Surviving corporation.

                                       IV

         The number of shares outstanding and the number os shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ ARTICLES OF MERGER as to each corporation was as follows:

                                             NUMBER OF
                         NUMBER OF            SHARES              NUMBER                NUMBER
  COMPANY                 SHARES             ENTITLED             VOTED                  VOTED
   NAME                 OUTSTANDING          TO VOTE               FOR                  AGAINST
----------------        -----------          ---------            ------                -------
U-HAUL CO.                  500                 500                500                   -0-
OF NEBRASKA

IOWA CITY RENTAL            100                 100                100                   -0-
EQUIPMENT REPAIR
SHOP, INC.

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Nebraska and Iowa, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Nebraska and Iowa.

                                       VI

         The Surviving Corporation hereby irrevocable appoints C T Corporation System, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P.O. Box 21502, Phoenix, Arizona, 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                       Surviving Corporation: U-HAUL CO. OF
                                              NEBRASKA, a Nebraska
                                              Corporation

                       By:  /s/ Charles T. Kelly
                           ------------------------------
                           Charles T. Kelly, president

Verified

By: /s/ Marjorie Messerschmidt
   ---------------------------------
   Marjorie Messerschmidt, Secretary

                       Absorbed Corporation: IOWA CITYRENTAL
                                             EQUIPMENT REPAIR
                                             SHOP, INC., an
                                             Iowa Corporation

                       By:  /s/ John M. Dodds
                           ------------------------
                           John M. Dodds, President

verified

By:  /s/ John A. Lorentz
    -----------------------------
    John A. Lorentz, Secretary

STATE OF NEBRASKA

COUNTY OF

         On this [ILLEGIBLE] day of August, 1989, before me, the undersigned Notary Public, personally appeared charles T. Kelly, known to me to be the Secretary, of U-Haul Co. of Nebraska, a Nebraska corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                      [ILLEGIBLE]
                    ----------------
                      NOTARY PUBLIC

        (NOTARY SEAL)

STATE OF ARIZ0NA

COUNTY OF MARICOPA

         On this 28th day of August, 1989, before me, the undersigned Notary Public, personally appeared John M. Dodds known to me to be the President of Iowa City Rental Equipment Repair Shop, Inc., an Iowa corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

(NOTARY  SEAL)                          [ILLEGIBLE]
                                      ------------------
                                        NOTARY  PUBLIC

                        CONSENT OF THE SOLE STOCKHOLDER

                                       OF

                             U-HAUL CO. OF NEBRASKA

                                      AND

                  IOWA CITY RENTAL EQUIPMENT REPAIR SHOP, INC.

                                                        August 28, 1989

         AMERCO, a Nevada corporation, the sole shareholder of the above named corporations, acting through John M. Dodds, on authority of the Executive Management Team, the group designated by the Board of Directors of AMERO to vote the stock of all of its subsidiaries, hereby consents to and adopts the following:

         RESOLVED: That this corporation, the sole shareholder of U-Haul Co. of Nebraska, a Nebraska corporation and Iowa City Rental Equipment Repair Shop, Inc., an Iowa corporation, does hereby approve & adopt the Plan of Merger between said corporations, whereby Iowa City Rental Equipment Repair Shop, Inc., an Iowa corporation, shall be absorbed into U-Haul Co. of Nebraska, being the surviving corporation, all in accordance with the Plan of Merger, and be it further

         RESOLVED: That the Board of Directors and Officers of said merging corporations be and they hereby are, authorized and directed to all further action and to execute all documents they deem necessary or advisable to consummate the said merger and to amend any of the terms of the said Plan of Merger, and further

         BE IT RESOLVED: That the Secretary of each said corporation is hereby authorized to certify as to the Consent of the sole shareholder of the Plan of Merger, or within the Articles of Merger.

                                            AMERCO, a Nevada corporation

                                         By:  /s/ John M. Dodds
                                             --------------------
                                             John M. Dodds

                                  STATE OF IOWA

                                   OFFICE OF
                             THE SECRETARY OF STATE

TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

I, ELAINE BAXTER, Secretary of State of the State of Iowa;

CUSTODIAN of the records of incorporations;

DO HEREBY CERTIFY THAT:

IOWA CITY RENTAL EQUIPMENT REPAIR SHOP, INC., an IOWA corporation,

filed articles of incorporation on May 18, 1984.

On September 1, 1989, articles of merger were filed merging IOWA CITY RENTAL EQUIPMENT REPAIR SHOP, INC. into U-HAUL CO. OF NEBRASKA, a Nebraska corporation qualified.

I FURTHER CERTIFY THAT: according to the records in this office the above corporation was in Good Standing from date of incorporation to date of merger.

As the same appear of record in this office:

                                             IN TESTIMONY WHEREOF, I have hereto
                                    set my hand and affixed the official seal of the Secretary of state of the Capital in [ILLEGIBLE], this 3oth day of october A. D. nineteen hundred and eighty-nine.

                                                  /s/ Elaine Bayter
                                             -----------------------------------
                                                             Secretary of state

                       PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 28th day of August, 1989, entered into by U-Haul Co. of Nebraska, a Nebraska corporation, the surviving corporation and Davenport Rental Equipment Repair Shop, Inc., an Iowa corporation, the Absorbed Corporation, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of Nebraska and Iowa which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                       I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered of amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is C. T. Corporation System, 206 South 13th Street, Lincoln, Nebraska 68508

                                       III

         The provisions for handling the shares of stock of the constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of the Absorbed Corporation shall be cancelled.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Surviving Corporation.

                                       IV

         The number of shares outstanding and the number of shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ARTICELS OF MERGER as to each corporation was as follows:

                                       NUMBER OF
                       NUMBER OF        SHARES        NUMBER        NUMBER
      COMPANY           SHARES         ENTITLED        VOTED        VOTED
       NAME           OUTSTANDING       TO VOTE        FOR         AGAINST
--------------------------------------------------------------------------
U-HAUL CO.
OF NEBRASKA              500             500           500           -0-

DAVENPORT RENTAL
EQUIPMENT REPAIR
SHOP, INC.               100             100           100           -0-

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Nebraska and Iowa, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the state of Nebraska and Iowa.

                                       VI

         The Surviving Corporation hereby irrevocable appoints C T Corporation System, as its agent to accept service of process in any suit, or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P.O. Box 21502, Phoenix, Arizona, 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                              Surviving Corporation:     U-HAUL CO. OF
                                                         NEBRASKA, a Nebraska
                                                         Corporation

                              By: /s/ Charles T. Kelly
                                  -------------------------------------------
                                  Charles T. Kelly, President

Verified

By: /s/ Marjorie Messerschmidt
    ---------------------------------
    Marjorie Messerschmidt, Secretary

                              Absorbed Corporation:      DAVENPORT RENTAL
                                                         EQUIPMENT REPAIR
                                                         SHOP, INC., an
                                                         Iowa Corporation

                              By: /s/ John M. Dodds
                                  -------------------------------------------
                                  John M. Dodds, President

Verified

By: /s/ John A. Lorentz
    ---------------------------------
    John A. Lorentz, Secretary

STATE OF NEBRASKA

COUNTY OF

         On this        day of August, 1989, before me, the undersigned Notary
Public, personally appeared Charles T. Kelly, known to me to be the Secretary of U-Haul Co. of Nebraska, a Nebraska corporation, that he is the person who executed this instrument on behalf of said corporation and acknowledged to me that such corporation executed the same.

                                                /s/ [ILLEGIBLE]
                                                --------------------------------
                                                NOTARY PUBLIC

         (NOTARY SEAL)

STATE OF ARIZONA

COUNTY OF MARICOPA

         On this 28th day of August, 1989, before me, the undersigned Notary Public, personally appeared John M. Dodds known to me to be the President of Davenport Rental Equipment Repair Shop, Inc., an Iowa corporation, that he is the person who executed this instrument on behalf of said corporation and acknowledged to me that such corporation executed the same.

                                                    /s/ [ILLEGIBLE]
                                                    ----------------------------
                                                    NOTARY PUBLIC

         (NOTARY SEAL)

                        CONSENT OF THE SOLE STOCKHOLDER

                                       OF

                             U-HAUL CO. OF NEBRASKA

                                      AND

                  DEVENPORT RENTAL EQUIPMENT REPAIR SHOP, INC.

                                                                 August 28, 1989

         AMERCO, a Nevada corporation, the sole shareholder of the above named corporations, acting through John M. Dodds, on authority of the Executive Management Team, the group designated by the Board of Directors of AMERCO to vote the stock of all of its subsidiaries, hereby consents to and adopts the following:

         RESOLVED: That this corporation, the sole shareholder of U-Haul co. of Nebraska a Nebraska corporation and Davenport Rental Equipment Repair Shop, Inc., an Iowa corporation, does hereby approve & adopt the Plan of Merger between said corporation, whereby Davenport Rental Equipment Repair shop, Inc. an Iowa corporation, shall be absorbed into U-Haul Co. of Nebraska, being the surviving corporation, all in accordance with the Plan of Merger, and be it further

         RESOLVED: That the Board of Directors and Officers of said merging corporations be and they hereby are, authorized and directed to all further action and to execute all documents they deem necessary or advisable to consummate the said merger and to amend any of the terms of the said Plan of Merger, and further

         BE IT RESOLVED: That the Secretary of each said corporation is hereby authorized to certify as to the Consent of the sole shareholder of the Plan of Merger, or within the Articles of Merger.

                                                    AMERCO, a Nevada corporation

                                                    By: John M. Dodds
                                                        ----------------------
                                                        John M. Dodds

                                  STATE OF IOWA

                                    OFFICE OF

                             THE SECRETARY OF STATE

               TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

         I, ELAINE BAXTER, Secretary of State of the State of Iowa; CUSTODIAN of the records of incorporations; DO HEREBY CERTIFY THAT:

         DAVENPORT RENTAL EQUIPMENT REPAIR SHOP, INC., an IOWA corporation,

         filed articles of incorporation on July 1, 1986.

         On September 6, 1989, articles of merger were filed merging DAVENPORT RENTAL EQUIPMENT REPAIR SHOP, INC. into U-HAUL CO. OF NEBRASKA, a Nebraska corporation qualified.

         I FURTHER CERTIFY THAT: according to the records in this office the above corporation was in Good Standing from date of incorporation to date of merger.

AS THE SAME APPEAR OF RECORD IN THIS OFFICE:

         IN TESTIMONY WHEREOF, I have [ILLEGIBLE] set my hand and affixed the official seal of the Secretary of State [ILLEGIBLE] the Capital in [ILLEGIBLE] this 30th day of October [ILLEGIBLE] nineteen hundred and eighty-nine.

                                         /s/ [ILLEGIBLE]
                                         ---------------------------------------
                                                              Secretary of State

                                   CHANGE OF
                         REGISTERED AGENT AND/OR OFFICE

                         Scott Moore, Secretary of State
                     Room 1305 State Capitol, P.O. Box 94608
                                Lincoln, NE 68509
                          http://www.nol.ore/home/SOS/

C T Corporation System, pursuant to the laws of the state of Nebraska, does hereby change the Registered Agent and/or Registered Office for the companies on the attached list.

NAME OF CORPORATION  (SEE ATTACHED LIST)

PREVIOUS:

Registered Agent:    C T Corporation System

Registered Office:  206 South 13th Street, Suite 1500     Lincoln NE      68508

                     Street Address                       City            Zip

NEW:

Registered Agent:    C T Corporation System

Registered Office*:  301 South 13th Street, Suite 500     Lincoln NE      68508

                     Street Address                       City            Zip

* The street address of the registered office and the street address of the registered agent must be identical.

DATED July 24, 2000

                                                  /s/ [ILLEGIBLE]
                                                  -----------------------------
                                                  Signature

                                                  Kenneth J. Uva Vice President
                                                  -----------------------------
                                                  Printed Nam/Title

NOTE: Every filing must be signed by the chairperson of the board of directors, the president, or one of the officers of the corporation. If the corporation has not yet been formed or directors have not yet been selected, the filing shall be signed by an incorporator. If the corporation is in the hands of a receiver, trustee, or other court appointed fiduciary, the filing shall be signed by that fiduciary.

Registered Agent: Please check A (current agent) or B (new agent) below and sign

  [X] A. I hereby state that the companies on the attached list have been notified of the change in address of may registered office.

  [ ] B. I hereby consent to act as registered agent for the above named corporation.

                                                   /s/ [ILLEGIBLE]
                                                   -----------------------------
                                                   SIGNATURE OF REGISTERED AGENT

10009740     TSRC. NET, INC.                       C T CORPORATION SYSTEM
1527334      TUBE CITY, INC.                       C T CORPORATION SYSTEM
10014542     R. TUCKER CONSTRUCTION, INC.          C T CORPORATION SYSTEM
0859729      TUDOR APARTMENTS LIMITED PARTNER      C T CORPORATION SYSTEM
1205298      TUESDAY MORNING, INC.                 C T CORPORATION SYSTEM
1600308      TUFCO FLOORING SALES & SERVICES,      C T CORPORATION SYSTEM
1247714      TUPPERWARE U.S., INC.                 C T CORPORATION SYSTEM
0362891      TURNER CONSTRUCTION COMPANY           C T CORPORATION SYSTEM
1594830      TVI, INC.                             C T CORPORATION SYSTEM
1344217      TWIN MOUNTAIN ROCK COMPANY            C T CORPORATION SYSTEM
0980312      TWINSTANT, INC.                       C T CORPORATION SYSTEM
10009663     TXU ENERGY SERVICES COMPANY           C T CORPORATION SYSTEM
1651095      TXU ENERGY TRADING COMPANY            C T CORPORATION SYSTEM
1699946      TXU SEM COMPANY                       C T CORPORATION SYSTEM
10007075     TYCO ADHESIVES GP HOLDING, INC.       C T CORPORATION SYSTEM
10007076     TYCO ADHESIVES LP                     C T CORPORATION SYSTEM
1018947      TYCO ELECTRONICS CORPORATION          C T CORPORATION SYSTEM
1676714      TYCO HEALTHCARE GROUP LP              C T CORPORATION SYSTEM
1540875      TYCO INTERNATIONAL (US) INC.          C T CORPORATION SYSTEM
1699605      TYSON SHARED SERVICES, INC.           C T CORPORATION SYSTEM
0548391      U.B. VEHICLE LEASING, INC.            C T CORPORATION SYSTEM
0145300      U-HAUL CO. OF NEBRASKA                C T CORPORATION SYSTEM
1137428      U.S. AUTO RECEIVABLES COMPANY         C T CORPORATION SYSTEM
1618656      U.S. BANCORP CONSUMER LEASING, I      C T CORPORATION SYSTEM
1580013      U.S. BANCORP INSURANCE SERVICES,      C T CORPORATION SYSTEM
1609515      U.S. BANCORP INVESTMENTS, INC.        C T CORPORATION SYSTEM
1141520      U.S. BANCORP LEASING & FINANCIA       C T CORPORATION SYSTEM
0182621      U.S. BANCORP PIPER JAFFRAY INC.       C T CORPORATION SYSTEM
1505158      U.S. BANCORP REPUBLIC COMMERCIAL      C T CORPORATION SYSTEM
0834858      U.S. BORAX INC.                       C T CORPORATION SYSTEM
1372619      U.S. CABLE, INC.                      C T CORPORATION SYSTEM
1071571      U.S. COUNSELING SERVICES, INC.        C T CORPORATION SYSTEM
0400572      U.S. ENGINEERING COMPANY              C T CORPORATION SYSTEM
1610208      U.S. FILTER DISTRIBUTION GROUP,       C T CORPORATION SYSTEM
1548784      U.S. PAWN NEBRASKA, INC.              C T CORPORATION SYSTEM
10002812     U.S. PIPELINE, INC.                   C T CORPORATION SYSTEM
1481387      U.S. REPUBLIC COMMUNICATIONS, IN      C T CORPORATION SYSTEM
0827177      U.S. RESTAURANT PROPERTIES OPERA      C T CORPORATION SYSTEM
1453293      U.S. SATELLITE CORPORATION            C T CORPORATION SYSTEM
1494862      U.S. SECURITY ASSOCIATES, INC.        C T CORPORATION SYSTEM
1016714      U.S. WEST ADVANCED TECHNOLOGIES,      C T CORPORATION SYSTEM
10004058     U.S. WEST BROADBAND SERVICES, INC     C T CORPORATION SYSTEM
0823570      U.S. WEST BUSINESS RESOURCES, INC     C T CORPORATION SYSTEM
1011929      U.S. WEST COMMUNICATIONS FEDERAL      C T CORPORATION SYSTEM
1115285      U.S. WEST COMMUNICATIONS, INC.        C T CORPORATION SYSTEM
0738727      U.S. WEST COMMUNICATIONS SERVICES     C T CORPORATION SYSTEM
1102448      U.S. WEST DEX, INC.                   C T CORPORATION SYSTEM
1118618      U.S. WEST ENHANCED SERVICES, INC.     C T CORPORATION SYSTEM
1622671      U.S. WEST, INC.                       C T CORPORATION SYSTEM
1547200      U.S. WEST INFORMATION TECHNOLOGIE     C T CORPORATION SYSTEM
1456120      U.S. WEST INTERPRISE AMERICA, INC     C T CORPORATION SYSTEM
1438278      U.S. WEST LONG DISTANCE, INC.         C T CORPORATION SYSTEM
1587988      U.S. WEST WIRELESS, L.L.C.            C T CORPORATION SYSTEM
10006435     U.S. WINDOW FINANCE CORPORATION,      C T CORPORATION SYSTEM
1553668      U.S. XPRESS, INC.                     C T CORPORATION SYSTEM
0638366      UC SERVICE CORPORATION                C T CORPORATION SYSTEM
1058943      UCU FINANCE CORP.                     C T CORPORATION SYSTEM